UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2019

1347 PROPERTY INSURANCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36366	46-1119100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1511 N. Westshore Blvd., Suite 870, Tampa, FL 33607
(Address of principal executive offices, including Zip Code)

(813) 579-6213

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PIH	The Nasdaq Stock Market LLC

8.00% Cumulative Preferred Stock, Series A, $25.00 par value per share	PIHPP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events

1347 Property Insurance Holdings, Inc. (the “Company,” or “we”), through its wholly owned subsidiary, Maison Insurance Company (“Maison”), has agreed upon the terms of its excess of loss catastrophe reinsurance program for the month beginning June 1, 2019. On February 25, 2019, the Company announced that it had entered into an Equity Purchase Agreement with FedNat Holding Company (“Purchaser”), providing for the sale of all the issued and outstanding equity of Maison and two of the Company’s other wholly-owned subsidiaries to Purchaser (the “Asset Sale”). The Company currently expects the Asset Sale to close prior to July 1, 2019, however the Asset Sale is still subject to the approval of the Company’s shareholders as well as regulatory approval from the Louisiana Department of Insurance and the Florida Office of Insurance Regulation. A special meeting of the Company’s shareholders is scheduled to be held on June 10, 2019 to vote upon the Asset Sale.

The one month program will reimburse Maison for losses resulting from events affecting multiple policies. The counterparties to the reinsurance program are reinsurers that currently have an A.M. Best or Standard & Poor’s rating of A- or higher, a Moody’s rating of Aa3 or higher, or, absent such rating, have fully collateralized their maximum potential obligations in dedicated trusts.

Under our catastrophe excess of loss contracts we can recover one limit of $5 million in excess of $5 million and two limits of $205 million in excess of $10 million. Furthermore, for the Florida Hurricane Catastrophe Fund Reimbursement Contracts, the Company has elected 90% coverage on its Florida exposures. The Company has also purchased per risk reinsurance having a retention of $0.6 million with a limit of $3.4 million. Both the Florida Hurricane Catastrophe Fund coverage, as well as the per risk coverage is effective on a 12 month basis starting June 1, 2019. The total cost of the Company’s reinsurance contracts bound effective June 1, 2019 aggregated to approximately $10.9 million.

The Company is currently seeking alternative reinsurance programs in the event that the Asset Sale does not close prior to July 1, 2019.

Forward-Looking Statements

Certain statements made in this Current Report are not based on historical facts, but are forward-looking statements. These statements can be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “can,” “could,” “estimate,” “expect,” “evaluate,” “forecast,” “guidance,” “intend,” “likely,” “may,” “might,” “outlook,” “plan,” “potential,” “predict,” “probable,” “project,” “seek,” “should,” “view,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These statements reflect the Company’s reasonable judgment with respect to future events and are subject to risks and uncertainties that could cause actual results or outcomes to differ materially from those in the forward-looking statements. Such risks and uncertainties include risks of disruption to the Company’s business as a result of the proposed Asset Sale, our ability to obtain reinsurance at acceptable rates, if at all, if the Asset Sale does not close prior to July 1, 2019, the occurrence of any event, change or other circumstance that could give rise to the termination of the Equity Purchase Agreement, an inability to complete the Asset Sale due to a failure to obtain the approval of the Company’s stockholders or a failure of any condition to the closing of the Asset Sale to be satisfied or waived by the applicable party, the extent of, and the time necessary to obtain, the regulatory approvals required for the Asset Sale, outcome of any litigation that the Company may become subject to relating to the Asset Sale, an increase in the amount of costs, fees and expenses and other charges related to the Equity Purchase Agreement or the Asset Sale, risks arising from the diversion of management’s attention from the Company’s ongoing business operations, a decline in the market price for the Company’s common stock if the Asset Sale is not completed, a lack of alternative potential transactions if the Asset Sale is not completed, volatility or decline of Purchaser’s common stock received by the Company as consideration in the Asset Sale, limitations on the Company’s ability to sell or otherwise dispose of Purchaser’s stock, risks of being a minority stockholder of Purchaser if the Asset Sale is completed, disruptions in the Company’s operations from the Asset Sale that prevent the Company from realizing intended benefits of the Asset Sale, risks associated with the Company’s inability to identify and realize business opportunities, and undertaking of any such new opportunities, following the Asset Sale, risks of the Company’s inability to satisfy the continued listing standards of the Nasdaq Stock Market following completion of the Asset Sale, as well as the other risks and uncertainties identified in filings by the Company with the SEC, including its periodic reports on Form 10-K and Form 10-Q.

Any forward-looking statement speaks only as of the date of this Current Report and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise.

Additional Information about the Asset Sale and Where to Find It

In connection with the Asset Sale, the Company has filed on April 22, 2019, with the Securities and Exchange Commission (“SEC”) and furnished to the Company’s stockholders a definitive proxy statement and other relevant documents pertaining to the Asset Sale. Stockholders of the Company are urged to read the definitive proxy statement and other relevant documents carefully and in their entirety because they contain important information about the Asset Sale. Stockholders of the Company may obtain the definitive proxy statement and other relevant documents filed with the SEC free of charge at the SEC’s website at www.sec.gov or by directing a request to 1347 Property Insurance Holdings, Inc., 1511 N. Westshore Blvd., Suite 870, Tampa, FL 33607, Attn: John S. Hill.

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the Asset Sale. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the Asset Sale is set forth in the definitive proxy statement and the other relevant documents filed by the Company with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in subsequent Section 16 reports.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2019

1347 PROPERTY INSURANCE HOLDINGS, INC.

	By:	/s/ John S. Hill
John S. Hill
Chief Financial Officer